UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

August 1, 2019

Date of Report (Date of earliest event reported)

QUAKER CHEMICAL CORPORATION

(Exact name of Registrant as specified in its charter)

Commission File Number 001-12019

Pennsylvania	No. 23-0993790
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Quaker Park

901 E. Hector Street

Conshohocken, Pennsylvania 19428

(Address of principal executive offices)

(Zip Code)

(610) 832-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	KWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A is being filed with the Securities and Exchange Commission (the “SEC”) solely to amend and supplement Item 9.01 of the Current Report on Form 8-K (the “Original 8-K”) filed by Quaker Chemical Corporation (the “Company”) on August 2, 2019, which reported under Item 2.01 (as incorporated by reference from Item 1.01 thereof) the completion of its previously announced acquisition of the outstanding share capital of Global Houghton Ltd., an exempted company incorporated under the laws of the Cayman Islands (“Global Houghton”). Under Item 9.01 of the Original 8-K, the Company stated that the financial statements and pro forma financial information required to be provided under Item 9.01 of Form 8-K would be provided by amendment to the Original 8-K not later than 71 days after the date the Original 8-K was required to be filed. This Amendment No. 1 provides this information required by Item 9.01.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited consolidated balance sheets of Global Houghton as of December 31, 2018 and 2017, the related audited consolidated statements of operations, comprehensive income and cash flows of Global Houghton for the years ended December 31, 2018, 2017 and 2016, the notes related thereto and the Independent Auditor’s Report, are attached hereto as Exhibit 99.1.

The unaudited condensed consolidated balance sheet of Global Houghton as of June 30, 2019 and the related unaudited condensed consolidated statements of operations, comprehensive income and cash flows of Global Houghton for the six months ended June 30, 2019 and 2018, are attached hereto as Exhibit 99.2.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company and Global Houghton as of June 30, 2019 and the unaudited pro forma condensed combined statements of income for the six months ended June 30, 2019 and the year ended December 31, 2018, and the notes related thereto are furnished hereto as Exhibit 99.3.

(d)	Exhibits.

The following exhibits are included as part of this report:

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.*

99.1	Audited consolidated financial statements of Global Houghton as of and for the years ended December 31, 2018, 2017 and 2016.*

99.2	Unaudited condensed consolidated financial statements of Global Houghton as of and for the six months ended June 30, 2019 and June 30, 2018.*

99.3	Unaudited pro forma condensed combined balance sheet of the Company and Global Houghton as of June 30, 2019 and the unaudited pro forma condensed combined statements of income for the six months ended June 30, 2019 and the year ended December 31, 2018.**

101.SCH	Inline XBRL Extension Schema Document *

101.LAB	Inline XBRL Label Linkbase Document *

101.PRE	Inline XBRL Presentation Linkbase Document *

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101) *

* Filed herewith.

** Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAKER CHEMICAL CORPORATION

Date: August 29, 2019	By:	/s/ Robert T. Traub
Robert T. Traub
Senior Vice President, General Counsel and Corporate Secretary